LGT ASSET MANAGEMENT
A PIONEER IN
GLOBAL
INVESTING
GT GLOBAL
WORLDWIDE
GROWTH FUND

ANNUAL REPORT
DECEMBER 31, 1995

                                                                          [LOGO]

                                     TABLE
                                  OF CONTENTS

Report from the Fund Managers..............      1

Report of Independent Accountants..........    F-1

Financial Statements.......................    F-2

REPORT FROM THE FUND MANAGERS

The GT Global Worldwide Growth Fund seeks long-term growth of capital by investing in equity securities of companies in markets around the world. PERFORMANCE REVIEW
The Fund's total return for the 12 months ended December 31, 1995, for Class A shares was 11.23%. Total return for Class B shares was 10.52%. Total return for the Morgan Stanley Capital International (MSCI) World Index(1) over the same period was 21.32%. The index is not available for investment and does not include the effects of sales charges and professional management fees. For additional performance information, please see page 6.
The Fund's concentration in smaller, less liquid stocks in Japan, which were badly hit in the selloff at the beginning of the year, hurt the Fund's performance relative to the index. These stocks performed poorly in the first half of 1995 but recovered considerably in the second half and we believed they have excellent long-term prospects. Similarly, smaller stocks in Europe performed poorly as investors sought refuge in larger, safer companies.
In addition, we expected the dollar to recover in early 1995 and employed foreign currency hedges, as provided for in the prospectus. While the dollar eventually strengthened against the yen, it declined against the European currencies, contributing to a loss on forward currency contracts to the detriment of the Fund.
MARKET REVIEW
The Mexican financial crisis caused a steep decline in most emerging markets in the first two months of 1995, as investors reassessed the risks of investing in them in the face of rising U.S. interest rates. From March onward, it became apparent that the U.S. economy was slowing and that interest rates could begin to decline; bonds rose accordingly. The improving sentiment in the bond markets spilled over into the stock markets, and a general recovery in world financial markets occurred during the summer.

------------------
(1) The MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,579 securities listed on the major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

The slower pace of economic growth in the U.S. was matched by a similar slowdown in Europe where, by the end of the year, the likelihood of some countries slipping into recession became considerably more real. Further, the Japanese economy continued to disappoint. As 1995 drew to a close, most of the developed countries looked forward to lower inflation and low or falling interest rates. These positives outweighed concerns that slower economic growth might hurt the prospects for corporate profits. World stock markets, therefore, ended the year with modest gains in most countries.

However, there were some marked divergences in trends. Emerging market equities never fully recovered from the Mexico shock; Europe demonstrated reasonable gains; Japanese markets declined, then recovered, to end the year little changed; the U.S. stock market boomed. The relative outperformance of the U.S. market has led several commentators to speculate that foreign markets have some catching up to do. As 1995 ended, some U.S. investors appeared to be redirecting their buying overseas.

PORTFOLIO STRATEGY
During the second half of the year, the Fund made a number of changes to its country allocation. In June, over 40% of the Fund was invested in U.S. equities; however, as the U.S. stock market became increasingly speculative, particularly in technology equities, we progressively cut back this weighting. By the end of the year, just under 27% of the Fund's holdings were invested in the U.S. The reduction in the U.S. market was accompanied by a modest increase in the exposure to Europe, to nearly 37% of the Fund's holdings at the end of December.

In Japan, we continued to be underweighted relative to the index, at about 16%. Although the Japanese stock market recovered sharply in yen terms in the second half of 1995, gains were largely offset by a steep decline in the yen. Although we do find some selected stocks attractive, the structural problems in the Japanese economy continue to cause concern, and we find stock price valuations unappealing.

At the end of the year, 8.93% of the portfolio was invested in emerging markets, mainly in Asia. Apart from emerging markets, which are not represented in the MSCI World Index, the largest relative overweighting was in the Netherlands, where we continue to find several companies attractive in terms of their stock price valuations relative to their growth prospects.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               MSCI JAPAN      MSCI EUROPE        MSCI EMERGING MKTS
                  INDEX           INDEX              GLOBAL INDEX
1/6/1995               100             100                     100
1/13/1995       100.937785      100.524596              97.0170337
1/20/1995      96.60812932      101.207714              94.5132253
1/27/1995      93.39620035      100.714169              92.2697687
2/3/1995       95.11946473      100.862886              95.0837834
2/10/1995      94.31494715      102.564145              94.6960255
2/17/1995      93.94247393      102.505311              92.1174353
2/24/1995      92.31962072      102.312469              91.8847805
3/3/1995       94.98128423      104.267037              90.3752943
3/10/1995       95.2779117      101.126001              88.9267414
3/17/1995      95.06020065       103.53816              91.2643678
3/24/1995      91.90937817      103.394346              92.0592716
3/31/1995      100.4240606      106.430789              92.4553386
4/7/1995       99.63121161      107.957183              94.1780917
4/14/1995      102.1906215      107.520837              93.1283756
4/21/1995      107.1273502      108.027456              94.0756128
4/28/1995        105.26437      109.620853              94.2196372
5/5/1995       106.4960189       111.16032              96.5932696
5/12/1995      100.5997034      110.132375              98.0529013
5/19/1995      98.91390127      108.416408              97.3770946
5/26/1995      101.7484439      112.699788              97.1416701
6/2/1995       100.8521131      113.059323              99.2964963
6/9/1995       96.37905676      112.761889              97.5100402
6/16/1995      94.78875273      112.825625              97.3327794
6/23/1995      97.17374817      114.616767              97.0945852
6/30/1995      93.90009858      112.487335              96.8176153
7/7/1995        99.6207713      116.128452              100.445922
7/14/1995      99.98188301      116.731492              101.645201
7/21/1995       99.0671281      116.156235              98.7010109
7/28/1995      100.4308161      118.648472              98.5569866
8/4/1995       97.98102936      119.037424              98.6650048
8/11/1995        95.931659      115.901291              96.3329179
8/18/1995      98.53590084      114.587351              95.4632322
8/25/1995      97.04600797        114.1412              95.3053594
9/1/1995       97.41694585      113.994117              94.9785348
9/8/1995       96.06646176      114.888054              96.1168813
9/15/1995      95.46368771      115.775454              96.6791303
9/22/1995      95.41854875       116.85733              96.5351059
9/29/1995      97.96321943      116.556627              95.7568204
10/6/1995      97.78450598      115.788528              96.2055117
10/13/1995     94.73010278      116.275535              95.3469049
10/20/1995     96.72819282      115.924171              95.0394682
10/27/1995     91.13218962      114.056218              92.9040299
ll/ 3/1995     92.79404044       115.90456              91.3696164
11/10/1995     94.68864863       115.79343              89.4142086
11/17/1995     94.11412482      117.368851              88.4115773
11/24/1995     95.24382718      118.140219              89.0818446
12/1/1995      98.92587692      116.826279              91.0483313
12/8/1995      101.1204903      116.437326              92.3085445
12/15/1995     100.6365515      117.385194              91.9318654
12/22/1995     102.8892007      118.187612              93.8097216
12/29/1995     102.8084419      119.864357              93.4108849

 Assuming a baseline of 100, European markets enjoyed strong gains on the back of robust U.S. market performance; Developing markets continued to suffer in the aftermath of the Mexican peso devaluation; Japanese market weakness underscored its continuing economic difficulties.
 Source: Bloomberg

OUTLOOK
Looking ahead, with economic growth slowing and inflation pressures continuing to abate in most of the industrialized world, we believe central banks are likely to cut interest rates further. At some stage, we think the improvement in liquidity may bring about a recovery in economic growth and corporate profits. It is this prospect that has provided support to stock markets, since we see few investors who believe there is anything on the horizon to cause longer term concerns.

Emerging markets, in general, although they still represent heightened investment risks compared to developed markets, are trading at much more attractive valuations than they were two years ago at the height of the investment bubble. We expect a gradual recovery in investor confidence toward these markets as memories of the Mexican financial crisis recede and investors come to believe that the crisis was not indicative of the prospects for the third world in general.

CHRISTIAN WIGNALL                       SORAYA BETTERTON
CHIEF INVESTMENT OFFICER                PORTFOLIO MANAGER
GLOBAL EQUITIES                         SAN FRANCISCO
SAN FRANCISCO                           MICHAEL LINDSELL
                                        PORTFOLIO MANAGER
                                        TOKYO
                                        SERGE SELFSLAGH
                                        PORTFOLIO MANAGER
                                        LONDON

                                                           JANUARY 25, 1996

G.T. GLOBAL WORLDWIDE GROWTH FUND

KEY PORTFOLIO HOLDINGS*

MERCK & CO., INC.                                                  UNITED STATES
Merck is the world's second-largest pharmaceutical company, specializing in cardiovascular and cholesterol drugs. Notably, Zocor has seen accelerating growth this year after becoming the first cholesterol-lowering drug specifically indicated for lowering the incidence of congestive heart failure and mortality. Also, Fosamax, a new drug shown to dramatically slow the rate of bone loss in post-menopausal women, could become a significant drug in the treatment of osteoporosis.

LEHMAN BROTHERS HOLDINGS, INC.                                     UNITED STATES
Lehman Brothers is an internationally focused investment bank. We consider that continued growth in its fixed income and equity divisions, along with further internal restructuring efforts, is a positive basis for expecting that profits and share price may rise in the future.

SOLA INTERNATIONAL, INC.                                           UNITED STATES
Sola is one of the two largest manufacturers of plastic lenses for eye glasses in the world. The market for eye glasses is only growing at about 3% per year; however, plastic continues to take market share away from glass due to weight and flexibility considerations. Sola is also benefiting from a change in its mix of business from plain lenses to higher margin bifocals, coatings and special lenses. In addition, Sola management is in the process of restructuring its operations; this has already reduced costs significantly and could help to further reduce costs over the next few years.

AMERICAN INTERNATIONAL GROUP (AIG), INC.                           UNITED STATES
American International Group is a large, globally competitive insurance company. Due to the company's excellent record of expanding profitable operations outside the U.S., the shares are highly valued. We believe the company should be a beneficiary of continued global deflation concurrent with strong economic growth in the emerging markets.

TAKEDA CHEMICAL INDUSTRIES                                                 JAPAN
A leading pharmaceutical manufacturer, Takeda Chemical, is best noted for its vitamin tablet Alinamin. It has been a top antibiotics producer since 1965, and manages overseas manufacturing operations in both the U.S. and Asia. We believe Takeda's Asian manufacturing center, Central Research Lab, sets the standard for pharmaceutical production in Asia.

AXA GROUP                                                                 FRANCE
We believe Axa is Europe's best managed insurance company. It is headed by Claude Bebear, an enterpreneur and investor, who multiplied premiums 40 times over 20 years, mostly through acquisitions of mutual companies at low prices, for example, Equitable in the US. Axa was the only major insurance company in France to reduce its exposure to real estate before the 1992 market collapse. Office prices in Paris have fallen by 50% since then. The company acquired National Mutual of Australasia through which it will gain exposure to the fast growing Asian markets.

AOYAMA TRADING CO., LTD.                                                   JAPAN
Aoyama Trading is the largest suburban discount chain store in Japan, specializing in men's discount suits. Generally, Aoyama sells lesser-known brand name items; it is developing a casual wear line to complement its business clothing sales.

DAINI DENDEN INC. (DDI)                                                    JAPAN
As Japan's second-largest provider of cellular phone services, DDI has benefited from the liberalization of domestic cellular services and cellular handset sales. The company also has more than 10% of the domestic long-distance market, which we expect to show respectable growth when the Japanese economy eventually recovers and Japanese consumers gradually increase their spending. We expect the market for cellular phone services to continue to grow at a healthy pace for the rest of the decade.

CITICORP                                                           UNITED STATES
Citicorp's Citibank division is one of the largest and most profitable major banks in the world today, with branches in more than 41 nations. Globally diversified, more than half the company's earnings come from outside the United States. We believe continued GDP growth in the developing world and falling interest rates in the industrialized nations should bode well for Citicorp in 1996.

SEVEN-ELEVEN JAPAN LTD.                                                    JAPAN
Throughout the recession in Japan, sales in the existing convenience stores of this nationwide franchise chain continued to grow, demonstrating the company's expertise in merchandising, inventory control and promotion. We expect these trends to continue and the company to expand at the expense of its competitors. In our opinion, highly competent management continues to be the hallmark of Seven-Eleven's success, and the shakeout in the rest of Japan's retailing industry could present it with expansion opportunities.

------------------
* There can be no assurance the Fund will continue to hold these securities.

GT GLOBAL WORLDWIDE GROWTH FUND
PORTFOLIO SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                GT GLOBAL
                WORLDWIDE
              GROWTH FUND -       MSCI
                 CLASS A       WORLD INDEX
09-Jun-87               9525         10,000
30-Jun-87              9,887          9,722
31-Jul-87             10,449          9,918
31-Aug-87             10,897         10,506
30-Sep-87             11,059         10,325
31-Oct-87              7,858          8,573
30-Nov-87              7,763          8,366
31-Dec-87              8,420          8,730
31-Jan-88              8,525          8,945
29-Feb-88              9,058          9,466
31-Mar-88              9,087          9,754
30-Apr-88              9,458          9,878
31-May-88              9,315          9,683
30-Jun-88              9,401          9,671
30-Jul-88              9,439          9,855
31-Aug-88              8,944          9,315
30-Sep-88              9,011          9,712
31-Oct-88              9,392         10,360
30-Nov-88              9,611         10,723
31-Dec-88              9,794         10,821
31-Jan-89             10,361         11,215
28-Feb-89             10,419         11,146
31-Mar-89             10,717         11,076
30-Apr-89             11,179         11,334
31-May-89             11,304         11,058
30-Jun-89             11,208         10,935
31-Jul-89             12,045         12,172
31-Aug-89             12,266         11,880
30-Sep-89             12,564         12,217
31-Oct-89             12,045         11,812
30-Nov-89             12,516         12,285
31-Dec-89             13,475         12,682
31-Jan-90             13,099         12,092
28-Feb-90             12,862         11,575
31-Mar-90             12,971         10,878
30-Apr-90             12,645         10,723
31-May-90             13,722         11,855
30-Jun-90             13,841         11,772
31-Jul-90             14,246         11,882
31-Aug-90             12,625         10,771
30-Sep-90             11,458          9,638
31-Oct-90             11,864         10,539
30-Nov-90             11,834         10,368
31-Dec-90             11,786         10,587
31-Jan-91             12,135         10,977
28-Feb-91             12,972         11,995
31-Mar-91             13,231         11,643
30-Apr-91             13,231         11,736
31-May-91             13,769         12,004
28-Jun-91             13,141         11,265
31-Jul-91             13,888         11,799
31-Aug-91             13,958         11,763
30-Sep-91             13,998         12,074
31-Oct-91             14,088         12,271
29-Nov-91             13,420         11,739
31-Dec-91             14,174         12,595
31-Jan-92             14,224         12,364
28-Feb-92             14,617         12,153
31-Mar-92             14,305         11,583
30-Apr-92             14,576         11,746
29-May-92             15,030         12,216
30-Jun-92             14,566         11,809
31-Jul-92             14,415         11,841
31-Aug-92             14,133         12,131
30-Sep-92             13,720         12,022
30-Oct-92             14,033         11,699
30-Nov-92             14,274         11,910
31-Dec-92             14,637         12,008
31-Jan-93             14,971         12,051
26-Feb-93             15,032         12,339
31-Mar-93             15,790         13,056
30-Apr-93             15,881         13,664
28-May-93             16,488         13,981
30-Jun-93             16,306         13,866
30-Jul-93             16,721         14,154
31-Aug-93             17,672         14,805
30-Sep-93             17,621         14,534
29-Oct-93             18,086         14,936
30-Nov-93             17,237         14,094
31-Dec-93             18,672         14,786
31-Jan-94             19,602         15,764
28-Feb-94             18,896         15,562
31-Mar-94             17,774         14,894
29-Apr-94             18,116         15,357
31-May-94             18,020         15,399
30-Jun-94             17,667         15,359
29-Jul-94             18,127         15,654
31-Aug-94             19,024         16,128
30-Sep-94             18,565         15,707
31-Oct-94             18,629         16,157
30-Nov-94             17,870         15,459
30-Dec-94             17,430         15,611
31-Jan-95             16,285         15,380
28-Feb-95             16,117         15,607
31-Mar-95             16,229         16,362
28-Apr-95             16,958         16,936
31-May-95             17,127         17,084
30-Jun-95             17,733         17,082
30-Jul-95             18,878         17,940
31-Aug-95             18,878         17,544
30-Sep-95             19,416         18,058
31-Oct-95             19,024         17,777
30-Nov-95             19,203         18,398
31-Dec-95             19,388         18,932

THE CHART AT RIGHT SHOWS THE PERFORMANCE OF THE GT GLOBAL WORLDWIDE GROWTH FUND CLASS A SHARES SINCE THE FUND'S INCEPTION VERSUS THE MSCI WORLD INDEX. THIS REPRESENTS A CUMULATIVE RETURN OF 93.88% AND AN AVERAGE ANNUAL TOTAL RETURN OF 8.03%. THE CHART ASSUMES A HYPOTHETICAL $10,000 INITAL INVESTMENT IN THE FUND'S CLASS A SHARES AND REFLECTS ALL FUND EXPENSES AND THE MAXIMUM 4.75% SALES CHARGE. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS UNMANAGED, DOES NOT INCUR EXPENSES AND IS NOT AVAILABLE FOR INVESTMENT.
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

AVERAGE ANNUAL TOTAL RETURNS+
DECEMBER 31, 1995

  SHARE             WITHOUT SALES CHARGE           WITH SALES CHARGE++
                                     LIFE OF                       LIFE OF
  CLASS          1-YEAR    5-YEAR     FUND     1-YEAR    5-YEAR     FUND
  CLASS A*        11.23%    10.47%     8.65%     5.95%     9.40%     8.03%
  CLASS B**       10.52%      N/A      6.90%     5.52%      N/A      5.92%
  ADV. CLASS***     N/A       N/A     13.46%      N/A       N/A       N/A

  * The Fund began operations on June 9, 1987.
 ** The Fund began offering Class B shares on April 1, 1993.
*** The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.
  + Figures assume reinvestment of all dividends and capital gains distributions at net asset value.
 ++ The performance of the Class A shares reflects the effects of the maximum
    4.75% sales charge. Class B share performance reflects the applicable contingent deferred sales charge
    (5.00% in the first year, decreasing to 0% after six years).

THE DATA ABOVE REPRESENT PAST PERFORMANCE OF THE FUND'S SHARES, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     GEOGRAPHIC ALLOCATION OF
         NET ASSETS AS OF
        DECEMBER 31, 1995
NORTH AMERICA & OTHER                    37.1
EUROPE                                   36.4
ASIA /PACIFIC                            26.5
SECTOR ALLOCATION OF
NET ASSETS AS OF
DECEMBER 31, 1995
FINANCE                                  27.8
SERVICES                                 20.8
HEALTH CARE                               8.9
CAPITAL GOODS                             6.5
ENERGY                                    6.4
MATERIALS/BASIC INDUSTRIES                5.7
CONSUMER NON-DURABLES                     4.4
MULTI-INDUSTRY/MISC                       3.8
TECHNOLOGY                                3.6
CONSUMER DURABLES                         2.2
OTHER                                     9.9
                                        100.0

ALLOCATIONS WILL CHANGE BASED ON CURRENT MARKET CONDITIONS.

GT GLOBAL
WORLDWIDE
GROWTH FUND

FINANCIAL
STATEMENTS

                        GT GLOBAL WORLDWIDE GROWTH FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of GT Global Growth Series:

We have audited the accompanying statement of assets and liabilities of GT Global Worldwide Growth Fund, one of the funds organized as a series of GT Global Growth Series, including the schedule of portfolio investments, as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the year ended December 31, 1991 were audited by other auditors whose report dated January 31, 1992 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Worldwide Growth Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
FEBRUARY 12, 1996

                        GT GLOBAL WORLDWIDE GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (27.8%)
  Lehman Brothers Holdings, Inc. ............................   US            235,100   $  4,995,875         2.5
    INVESTMENT MANAGEMENT
  American International Group, Inc. ........................   US             48,000      4,440,000         2.2
    INSURANCE - MULTI-LINE
  Axa Group .................................................   FR             60,772      4,101,597         2.0
    INSURANCE - MULTI-LINE
  Citicorp ..................................................   US             57,700      3,880,325         1.9
    BANKS-MONEY CENTER
  HSBC Holdings PLC .........................................   HK            217,200      3,286,653         1.6
    BANKS-MONEY CENTER
  United Overseas Bank Ltd. - Foreign .......................   SING          260,000      2,500,707         1.2
    BANKS-MONEY CENTER
  Bangkok Bank Co., Ltd. - Foreign ..........................   THAI          185,000      2,248,213         1.1
    BANKS-MONEY CENTER
  Swiss Reinsurance Co. - Registered-/- .....................   SWTZ            1,863      2,169,324         1.1
    INSURANCE - MULTI-LINE
  Nichiei Co., Ltd.  ........................................   JPN            28,000      2,089,147         1.0
    INVESTMENT MANAGEMENT
  Sparbanken Sverige AB "A" .................................   SWDN          160,000      2,037,218         1.0
    INVESTMENT MANAGEMENT
  ITT Hartford Group, Inc.-/-  ..............................   US             35,700      1,726,988         0.8
    INSURANCE - MULTI-LINE
  Invesco PLC ...............................................   UK            431,600      1,698,659         0.8
    INVESTMENT MANAGEMENT
  Skandia Forsakrings AB Free ...............................   SWDN           61,869      1,673,395         0.8
    INSURANCE - MULTI-LINE
  Internationale Nederlanden Groep N.V. .....................   NETH           23,911      1,600,437         0.8
    OTHER FINANCIAL
  Land and House Co., Ltd. - Foreign ........................   THAI           90,000      1,479,746         0.7
    REAL ESTATE
  AEGON N.V. ................................................   NETH           32,968      1,461,494         0.7
    INSURANCE-LIFE
  UNI Storebrand AS "A"-/- ..................................   NOR           260,142      1,439,339         0.7
    INSURANCE - MULTI-LINE
  Banco Intercontinental Espanol ............................   SPN            14,168      1,378,824         0.7
    BANKS-MONEY CENTER
  Assicurazioni Generali S.p.A. .............................   ITLY           52,700      1,277,069         0.6
    INSURANCE - MULTI-LINE
  Orix Corp. ................................................   JPN            30,600      1,260,174         0.6
    OTHER FINANCIAL
  M & G Group PLC ...........................................   UK             64,200      1,254,895         0.6
    INVESTMENT MANAGEMENT
  Barclays PLC  .............................................   UK            107,000      1,227,651         0.6
    BANKS-MONEY CENTER
  Thai Farmers Bank, Ltd. - Foreign .........................   THAI          121,000      1,220,572         0.6
    BANKS-REGIONAL
  Mercury Asset Management Group PLC ........................   UK             89,000      1,201,452         0.6
    INVESTMENT MANAGEMENT
  Sun Hung Kai Properties Ltd. ..............................   HK            132,000      1,079,798         0.5
    REAL ESTATE

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL WORLDWIDE GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Phatra Thanakit Co., Ltd. - Foreign .......................   THAI          111,900   $    959,905         0.5
    INVESTMENT MANAGEMENT
  Corporacion Mapfre ........................................   SPN            15,940        892,640         0.4
    INSURANCE - MULTI-LINE
  Mapfre Vida Seguros .......................................   SPN            13,227        785,438         0.4
    INSURANCE-LIFE
  National Westminster Bank PLC .............................   UK             76,875        774,002         0.4
    BANKS-MONEY CENTER
  Cardif S.A. ...............................................   FR              6,517        743,734         0.4
    INSURANCE - MULTI-LINE
                                                                                        ------------
                                                                                          56,885,271
                                                                                        ------------
Services (20.8%)
  Aoyama Trading Co., Ltd.  .................................   JPN           125,000      3,997,093         2.0
    RETAILERS-APPAREL
  DDI Corp. .................................................   JPN               515      3,992,248         2.0
    WIRELESS COMMUNICATIONS
  Seven-Eleven Japan Ltd. ...................................   JPN            55,000      3,879,845         1.9
    RETAILERS-OTHER
  Viacom, Inc.-/- ...........................................   US             75,100      3,557,863         1.7
    BROADCASTING & PUBLISHING
  ABC Rail Products Corp.-/- ................................   US            145,800      3,225,825         1.6
    TRANSPORTATION - ROAD & RAIL
  Elsevier N.V. .............................................   NETH          184,221      2,461,494         1.2
    BROADCASTING & PUBLISHING
  Fast Retailing Co., Ltd. ..................................   JPN            47,200      2,346,279         1.2
    RETAILERS-APPAREL
  Autobacs Seven Co., Ltd. ..................................   JPN            27,000      2,244,767         1.1
    RETAILERS-OTHER
  Tesco PLC .................................................   UK            433,000      1,996,600         1.0
    RETAILERS-FOOD
  Koninklijke Ahold N.V. ....................................   NETH           48,507      1,983,772         1.0
    RETAILERS-FOOD
  Reuters Holdings PLC  .....................................   UK            193,200      1,768,225         0.9
    BROADCASTING & PUBLISHING
  EMAP PLC  .................................................   UK            202,200      1,679,506         0.8
    BROADCASTING & PUBLISHING
  Compass Group PLC .........................................   UK            213,007      1,617,147         0.8
    RESTAURANTS
  Carrefour Supermarche .....................................   FR              2,437      1,480,791         0.7
    RETAILERS-FOOD
  La Quinta Inns, Inc.  .....................................   US             50,562      1,384,135         0.7
    LEISURE & TOURISM
  Dixons Group PLC ..........................................   UK            174,100      1,206,888         0.6
    RETAILERS-APPAREL
  British Airport Authority PLC  ............................   UK            152,800      1,150,567         0.6
    TRANSPORTATION - AIRLINES
  Granada Group PLC .........................................   UK            106,000      1,061,481         0.5
    LEISURE & TOURISM
  Telecom Italia Mobile S.p.A. ..............................   ITLY          547,645        963,993         0.5
    TELEPHONE NETWORKS
  Marco Polo Developments Ltd. ..............................   SING           59,000         90,545          --
    LEISURE & TOURISM
                                                                                        ------------
                                                                                          42,089,064
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL WORLDWIDE GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Health Care (8.9%)
  Merck & Co., Inc. .........................................   US             83,600   $  5,496,700         2.7
    PHARMACEUTICALS
  Sola International, Inc.-/- ...............................   US            180,000      4,545,000         2.2
    MEDICAL TECHNOLOGY & SUPPLIES
  Takeda Chemical Industries ................................   JPN           250,000      4,118,217         2.0
    PHARMACEUTICALS
  Ciba-Geigy "B" ............................................   SWTZ            2,474      2,168,104         1.1
    PHARMACEUTICALS
  Medeva PLC ................................................   UK            417,400      1,749,697         0.9
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          18,077,718
                                                                                        ------------
Capital Goods (6.5%)
  L.M. Ericsson Telephone Co. ...............................   SWDN          103,523      2,027,875         1.0
    TELECOM EQUIPMENT
  Olivetti Group-/- .........................................   ITLY        2,424,774      1,964,296         1.0
    OFFICE EQUIPMENT
  Boeing Co. ................................................   US             22,800      1,786,950         0.9
    AEROSPACE/DEFENSE
  Nokia AB "A" ..............................................   FIN            42,366      1,637,597         0.8
    TELECOM EQUIPMENT
  Bic .......................................................   FR             14,739      1,501,180         0.7
    OFFICE EQUIPMENT
  Siemens AG ................................................   GER             2,717      1,487,443         0.7
    TELECOM EQUIPMENT
  Lockheed Martin Corp. .....................................   US             17,200      1,358,800         0.7
    AEROSPACE/DEFENSE
  Bouygues  .................................................   FR              9,815        990,232         0.5
    CONSTRUCTION
  Electrocomponents PLC .....................................   UK             69,000        385,119         0.2
    ELECTRICAL PLANT/EQUIPMENT
                                                                                        ------------
                                                                                          13,139,492
                                                                                        ------------
Energy (6.4%)
  Pacific Gas and Electric Co. ..............................   US            130,700      3,708,613         1.8
    ELECTRICAL & GAS UTILITIES
  Sonat Offshore Drilling Co. ...............................   US             67,200      3,007,200         1.5
    OIL
  North West Water PLC ......................................   UK            172,000      1,644,962         0.8
    ENERGY SOURCES
  Electrabel S.A. ...........................................   BEL             6,303      1,508,777         0.7
    ELECTRICAL & GAS UTILITIES
  Korea Electric Power Corp.-/- .............................   KOR            26,000      1,114,946         0.5
    ELECTRICAL & GAS UTILITIES
  Yukong Ltd.: ..............................................   KOR                --             --         0.5
    OIL
    Common  .................................................   --             23,044        796,157          --
    New-/- ..................................................   --              5,502        184,388          --
  C.A. La Electricidad de Caracas  ..........................   VENZ        1,163,231        796,193         0.4
    ELECTRICAL & GAS UTILITIES
  Compania Sevillana de Electricidad ........................   SPN            45,308        352,001         0.2
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                          13,113,237
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL WORLDWIDE GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industries (5.7%)
  Eastman Kodak Co. .........................................   US             52,800   $  3,537,600         1.7
    MISC. MATERIALS & COMMODITIES
  Hercules, Inc. ............................................   US             51,100      2,880,763         1.4
    CHEMICALS
  Pilkington PLC: ...........................................   UK                 --             --         1.0
    BUILDING MATERIALS & COMPONENTS
    Common  .................................................   --            525,000      1,646,483          --
    New .....................................................   --            131,250        411,621          --
  RWE AG ....................................................   GER             3,770      1,367,180         0.7
    MISC. MATERIALS & COMMODITIES
  Siam Cement Co., Ltd. - Foreign ...........................   THAI           19,000      1,053,376         0.5
    CEMENT
  Construcciones y Auxiliar de Ferrocarriles S.A.  ..........   SPN            21,500        762,474         0.4
    BUILDING MATERIALS & COMPONENTS
                                                                                        ------------
                                                                                          11,659,497
                                                                                        ------------
Consumer Non-Durables (4.4%)
  Amway Japan Ltd. ..........................................   JPN            64,400      2,720,775         1.3
    HOUSEHOLD PRODUCTS
  B.A.T. Industries PLC .....................................   UK            279,600      2,463,484         1.2
    TOBACCO
  Polygram ..................................................   NETH           33,640      1,789,540         0.9
    RECREATION
  Reliance Industries Ltd. - 144A GDR{.} -/- {\/} ...........   IND           113,500      1,518,630         0.7
    TEXTILES & APPAREL
  Adidas AG-/- ..............................................   GER            13,486        713,849         0.3
    TEXTILES & APPAREL
                                                                                        ------------
                                                                                           9,206,278
                                                                                        ------------
Multi Industry/Miscellaneous (3.8%)
  Polaroid Corp. ............................................   US             50,000      2,368,750         1.2
    MISCELLANEOUS
  ITT Corp. - New-/- ........................................   US             35,700      1,892,100         0.9
    CONGLOMERATE
  Straits Steamship Land Ltd.  ..............................   SING          297,000      1,004,003         0.5
    CONGLOMERATE
  ITT Industries, Inc. ......................................   US             35,700        856,800         0.4
    CONGLOMERATE
  Citic Pacific Ltd. ........................................   HK            160,000        547,336         0.3
    CONGLOMERATE
  Hutchison Whampoa .........................................   HK             89,000        542,150         0.3
    CONGLOMERATE
  United Industrial Corp. ...................................   SING          401,000        394,194         0.2
    CONGLOMERATE
                                                                                        ------------
                                                                                           7,605,333
                                                                                        ------------
Technology (3.6%)
  Matsushita-Kotobuki Electronics Ltd. ......................   JPN           110,000      2,792,636         1.4
    COMPUTERS & PERIPHERALS
  S.M.H. AG - Bearer ........................................   SWTZ            3,558      2,130,169         1.0
    SEMICONDUCTORS
  Koei Co., Ltd. ............................................   JPN            60,000      2,081,395         1.0
    SOFTWARE
  Logica PLC ................................................   UK             71,000        501,553         0.2
    COMPUTERS & PERIPHERALS
                                                                                        ------------
                                                                                           7,505,753
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL WORLDWIDE GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Durables (2.2%)
  Samsung Electronics Co.: ..................................   KOR                --             --         1.3
    CONSUMER ELECTRONICS
    Common  .................................................   --              7,428   $  1,350,197          --
    Preferred-/- ............................................   --              4,434        514,451          --
    Preferred New-/- ........................................   --              2,856        325,474          --
    New-/- ..................................................   --              1,470        259,188          --
    New 2-/- ................................................   --                200         35,264          --
  PSA Peugeot Citroen S.A. ..................................   FR              8,797      1,162,258         0.6
    AUTOMOBILES
  Kiekert AG-/-  ............................................   GER            11,130        661,326         0.3
    AUTO PARTS
                                                                                        ------------
                                                                                           4,308,158
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $154,918,116) ................                            183,589,801        90.1
                                                                                        ------------       -----

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value        Assets {d}
-------------------------------------------------------------                           ------------   -------------
  Dated December 29, 1995, with State Street Bank & Trust
   Company, due January 2, 1996, for an effective yield of
   5.55%, collateralized by $12,475,000 U.S. Treasury Notes,
   10.375% due 11/15/12 (market value of collateral is
   $17,377,117, including accrued interest).
   (cost $17,033,875)  ......................................                             17,033,875         8.4
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $171,951,991) * .....................                            200,623,676        98.5
Other Assets and Liabilities ................................                              3,146,393         1.5
                                                                                        ------------       -----

NET ASSETS ..................................................                           $203,770,069       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

        {d}  Percentages indicated are based on net assets of $203,770,069.
        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $172,534,069 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  32,776,324
                 Unrealized depreciation:            (4,686,717)
                                                  -------------
                 Net unrealized appreciation:     $  28,089,607
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL WORLDWIDE GROWTH FUND

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                         Percentage of Net Assets {d}
                                        ------------------------------
                                                  Short-Term
Country (Country Code/Currency Code)    Equity      & Other      Total
--------------------------------------  ------   -------------   -----
Belgium (BEL/BEF)  ...................    0.7                      0.7
Finland (FIN/FIM) ....................    0.8                      0.8
France (FR/FRF) ......................    4.9                      4.9
Germany (GER/DEM) ....................    2.0                      2.0
Hong Kong (HK/HKD) ...................    2.7                      2.7
India (IND/INR) ......................    0.7                      0.7
Italy (ITLY/ITL) .....................    2.1                      2.1
Japan (JPN/JPY) ......................   15.5                     15.5
Korea (KOR/KRW) ......................    2.3                      2.3
Netherlands (NETH/NLG) ...............    4.6                      4.6
Norway (NOR/NOK) .....................    0.7                      0.7
Singapore (SING/SGD) .................    1.9                      1.9
Spain (SPN/ESP) ......................    2.1                      2.1
Sweden (SWDN/SEK) ....................    2.8                      2.8
Switzerland (SWTZ/CHF) ...............    3.2                      3.2
Thailand (THAI/THB) ..................    3.4                      3.4
United Kingdom (UK/GBP) ..............   12.5                     12.5
United States (US/USD) ...............   26.8         9.9         36.7
Venezuela (VENZ/VEB) .................    0.4                      0.4
                                        ------        ---        -----
Total  ...............................   90.1         9.9        100.0
                                        ------        ---        -----
                                        ------        ---        -----

----------------
{d}  Percentages indicated are based on net assets of $203,770,069.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                                                                      Unrealized
                                                                               Market Value    Contract   Delivery   Appreciation
Contracts to Buy:                                                             (U.S. Dollars)     Price      Date    (Depreciation)
----------------------------------------------------------------------------  --------------   ---------  --------  --------------
Japanese Yen................................................................     1,395,287     100.25490  02/14/96    $ (31,078)
                                                                              --------------                        --------------

  Total Contracts to Buy (Payable amount $1,426,365)........................     1,395,287                              (31,078)
                                                                              --------------                        --------------
THE VALUE OF CONTRACTS TO BUY AS A PERCENTAGE OF NET ASSETS IS 0.68%


Contracts to Sell:
----------------------------------------------------------------------------
French Francs...............................................................     4,093,886       4.91125  02/06/96      (21,603)
French Francs...............................................................     2,497,636       4.88280  02/16/96          930
Japanese Yen................................................................     2,925,159     101.50000  02/09/96       30,506
Japanese Yen................................................................     5,459,181      99.00000  02/14/96      192,334
Japanese Yen................................................................     3,580,911      98.95800  02/14/96      127,733
Japanese Yen................................................................     4,692,963      99.80000  02/29/96      116,656
Netherland Guilders.........................................................     2,442,213       1.58068  02/15/96       25,080
Netherland Guilders.........................................................       438,346       1.58000  02/15/96        4,692
Netherland Guilders.........................................................     1,377,659       1.60472  02/15/96       (6,703)
Swedish Krona...............................................................     2,302,972       6.60950  02/22/96       19,443
Swiss Francs................................................................     4,725,579       1.15258  03/19/96      (40,438)
                                                                              --------------                        --------------
  Total Contracts to Sell (Receivable amount $34,985,135)...................    34,536,505                              448,630
                                                                              --------------                        --------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 16.95%

  Total Open Forward Foreign Currency Contracts, Net........................                                          $ 417,552
                                                                                                                    --------------
                                                                                                                    --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL WORLDWIDE GROWTH FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $171,951,991)
   (Note 1)...............................................     $200,623,676
  U.S. currency..............................     $    251
  Foreign currencies (cost $467,274).........      427,623          427,874
                                                  --------
  Receivable for securities sold..........................        3,045,240
  Receivable for Fund shares sold.........................          503,196
  Receivable for open forward foreign currency contracts,
   net (Note 1)...........................................          417,552
  Dividends and dividend withholding tax reclaims
   receivable.............................................          381,800
  Cash held as collateral for securities loaned (Note
   1).....................................................       10,328,426
                                                               ------------
    Total assets..........................................      215,727,764
                                                               ------------
Liabilities:
  Payable for Fund shares repurchased.....................          607,335
  Payable for securities purchased........................          463,109
  Payable for investment management and administration
   fees (Note 2)..........................................          170,673
  Payable for printing and postage expenses...............          138,348
  Payable for service and distribution expenses (Note
   2).....................................................           91,522
  Payable for transfer agent fees (Note 2)................           79,778
  Payable for professional fees...........................           37,135
  Payable for registration and filing fees................           16,006
  Payable for custodian fees (Note 1).....................           11,827
  Payable for insurance expenses..........................            4,998
  Payable for fund accounting fees (Note 2)...............            4,358
  Payable for Trustees' fees and expenses (Note 2)........            3,680
  Distribution payable....................................              500
  Collateral for securities loaned (Note 1)...............       10,328,426
                                                               ------------
    Total liabilities.....................................       11,957,695
                                                               ------------
Net assets................................................     $203,770,069
                                                               ------------
                                                               ------------
Class A:
Net asset value and redemption price per share
 ($145,982,279 DIVIDED BY 8,679,483 shares outstanding)...     $      16.82
                                                               ------------
                                                               ------------
Maximum offering price per share
 (100/95.25 of $16.82) *..................................     $      17.66
                                                               ------------
                                                               ------------
Class B:+
Net asset value and offering price per share
 ($56,095,248 DIVIDED BY 3,400,308 shares outstanding)....     $      16.50
                                                               ------------
                                                               ------------
Advisor Class: (Notes 1 & 4)
Net asset value, offering price per share, and redemption
 price per share
 ($1,692,542 DIVIDED BY 100,384 shares outstanding).......     $      16.86
                                                               ------------
                                                               ------------
Net assets consist of:
  Paid in capital (Note 4)................................     $170,433,182
  Accumulated net realized gain on investments and foreign
   currency transactions..................................        4,280,496
  Net unrealized appreciation on translation of assets and
   liabilities in foreign currencies......................          384,706
  Net unrealized appreciation of investments..............       28,671,685
                                                               ------------
Total -- representing net assets applicable to capital
 shares outstanding.......................................     $203,770,069
                                                               ------------
                                                               ------------

----------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL WORLDWIDE GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of
   $348,591).................................................     $ 3,312,606
  Interest income............................................         500,830
                                                                  -----------
    Total investment income..................................       3,813,436
                                                                  -----------
Expenses:
  Investment management and administration fees (Note 2).....       2,050,983
  Service and distribution expenses: (Note 2)
    Class A..................................     $   550,183
    Class B..................................         522,040       1,072,223
                                                  -----------
  Transfer agent fees (Note 2)...............................         563,984
  Printing and postage expenses..............................         308,473
  Custodian fees (Note 1)....................................         165,402
  Registration and filing fees...............................          67,270
  Audit fees.................................................          65,300
  Fund accounting fees (Note 2)..............................          52,845
  Legal fees.................................................          25,021
  Trustees' fees and expenses (Note 2).......................          21,445
                                                                  -----------
    Total expenses before reductions.........................       4,392,946
                                                                  -----------
      Expense reductions (Notes 1 & 5).......................        (121,393)
                                                                  -----------
    Total net expenses.......................................       4,271,553
                                                                  -----------
Net investment loss..........................................        (458,117)
                                                                  -----------
Net realized and unrealized gain (loss) on
investments and foreign currencies: (Note 1)
  Net realized gain on investments...........      13,048,225
  Net realized loss on foreign currency
   transactions..............................      (3,052,724)
                                                  -----------
    Net realized gain during the year........................       9,995,501
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign
   currencies................................        (595,367)
  Net change in unrealized appreciation of
   investments...............................      11,340,575
                                                  -----------
    Net unrealized appreciation during the year..............      10,745,208
                                                                  -----------
Net realized and unrealized gain on investments and foreign
 currencies..................................................      20,740,709
                                                                  -----------
Net increase in net assets resulting from operations.........     $20,282,592
                                                                  -----------
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL WORLDWIDE GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  DECEMBER 31, 1995      DECEMBER 31, 1994
                                                  -----------------      -----------------
Increase (Decrease) in net assets
Operations:
  Net investment (loss)......................       $    (458,117)         $   (364,638)
  Net realized gain on investments and
   foreign currency transactions.............           9,995,501            11,169,856
  Net change in unrealized depreciation on
   translation of assets and liabilities in
   foreign currencies........................            (595,367)             (439,209)
  Net change in unrealized appreciation
   (depreciation) of investments.............          11,340,575           (27,662,950)
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............          20,282,592           (17,296,941)
                                                  -----------------      -----------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments......          (3,836,040)           (8,774,504)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments......          (1,484,807)           (2,518,790)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net realized gain on investments......             (44,576)                   --
                                                  -----------------      -----------------
    Total distributions......................          (5,365,423)          (11,293,294)
                                                  -----------------      -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested................................         134,626,823           146,805,682
  Decrease from capital shares repurchased...        (180,807,770)          (97,769,940)
                                                  -----------------      -----------------
    Net increase (decrease) from capital
     share transactions......................         (46,180,947)           49,035,742
                                                  -----------------      -----------------
Total increase (decrease) in net assets......         (31,263,778)           20,445,507
Net assets:
  Beginning of year..........................         235,033,847           214,588,340
                                                  -----------------      -----------------
  End of year................................       $ 203,770,069          $235,033,847
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL WORLDWIDE GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                     CLASS A+
                                          ---------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------
                                            1995 *        1994        1993 *        1992         1991
                                          -----------  -----------  -----------  -----------  -----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    15.53   $    17.47   $    14.47   $    14.07   $    11.83
                                          -----------  -----------  -----------  -----------  -----------
Income from investment operations:
  Net investment income (loss)..........       (0.00)       (0.00)        0.04         0.07         0.10
  Net realized and unrealized gain
   (loss) on investments................        1.74        (1.16)        3.92         0.39         2.29
                                          -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) from
     investment operations..............        1.74        (1.16)        3.96         0.46         2.39
                                          -----------  -----------  -----------  -----------  -----------
Distributions to shareholders:
  From net investment income............          --           --           --           --        (0.15)
  From net realized gain on
   investments..........................       (0.45)       (0.78)       (0.96)       (0.06)          --
                                          -----------  -----------  -----------  -----------  -----------
    Total distributions.................       (0.45)       (0.78)       (0.96)       (0.06)       (0.15)
                                          -----------  -----------  -----------  -----------  -----------
Net asset value, end of period..........  $    16.82   $    15.53   $    17.47   $    14.47   $    14.07
                                          -----------  -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------  -----------
Total investment return (c).............       11.23%       (6.65)%       27.6%         3.3%        20.3%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  145,982   $  182,467   $  193,997   $  141,310   $  126,868
Ratio of net investment income (loss) to
 average net assets.....................       (0.06)%      (0.01)%        0.9%         0.5%         0.8%
Ratio of expenses to average net assets:
With expense reductions (Notes 1 & 5)...        1.87%        1.81%         1.9%         2.1%         2.0%
Without expense reductions..............        1.93%        1.84%          --%**         --%**         --%**
Portfolio turnover rate++++.............         113%          86%          92%          95%         122%

----------------

   + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   * Calculated based upon weighted average shares outstanding during the period.
  ** Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 (a)  Not annualized.
 (b)  Annualized.
 (c)  Total investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL WORLDWIDE GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                        CLASS B++                   ADVISOR
                                          -------------------------------------     CLASS+++
                                                                                 --------------
                                           YEAR ENDED DECEMBER    APRIL 1, 1993   JUNE 1, 1995
                                                   31,                 TO              TO
                                          ----------------------  DECEMBER 31,    DECEMBER 31,
                                            1995 *       1994        1993 *          1995 *
                                          ----------  ----------  -------------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   15.34   $   17.39    $    15.67      $   15.26
                                          ----------  ----------  -------------      -------
Income from investment operations:
  Net investment income (loss)..........      (0.12)      (0.11)        (0.04)          0.03
  Net realized and unrealized gain
   (loss) on investments................       1.73       (1.16)         2.72           2.02
                                          ----------  ----------  -------------      -------
    Net increase (decrease) from
     investment operations..............       1.61       (1.27)         2.68           2.05
                                          ----------  ----------  -------------      -------
Distributions to shareholders:
  From net investment income............         --          --            --             --
  From net realized gain on
   investments..........................      (0.45)      (0.78)        (0.96)         (0.45)
                                          ----------  ----------  -------------      -------
    Total distributions.................      (0.45)      (0.78)        (0.96)         (0.45)
                                          ----------  ----------  -------------      -------
Net asset value, end of period..........  $   16.50   $   15.34    $    17.39      $   16.86
                                          ----------  ----------  -------------      -------
                                          ----------  ----------  -------------      -------
Total investment return (c).............      10.52%      (7.32)%        17.3 %(a)       13.46 %(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  56,095   $  52,567    $   20,592      $   1,693
Ratio of net investment income (loss) to
 average net assets.....................      (0.71)%     (0.66)%        (0.4)%(b)        0.29 %(b)
Ratio of expenses to average net assets:
With expense reductions (Notes 1 & 5)...       2.52%       2.46%          2.5 %(b)        1.52 %(b)
Without expense reductions..............       2.58%       2.49%           -- %**        1.58 %(b)
Portfolio turnover rate++++.............        113%         86%           92 %          113 %

----------------

   + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   * Calculated based upon weighted average shares outstanding during the period.
  ** Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 (a)  Not annualized.
 (b)  Annualized.
 (c)  Total investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL WORLDWIDE GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Worldwide Growth Fund ("Fund"), is a separate series of GT Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and, therefore, the financial statements may include certain estimates made by management.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management, Inc. ("LGT", formerly known as G.T. Capital Management, Inc.) to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when LGT, the Fund's investment manager, deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities

                        GT GLOBAL WORLDWIDE GROWTH FUND
transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity. LGT is responsible for determining that the value of these underlying securities remain at least equal to the resale price.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as

                        GT GLOBAL WORLDWIDE GROWTH FUND
unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G)  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk of the other party to the transaction fails to deliver and cause the Fund to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At December 31, 1995, stocks with an aggregate value of approximately $9,756,093 were on loan to brokers. The loans were secured by cash collateral of $10,328,426, received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the year ended December 31, 1995, the Fund received securities lending fees of $48,192, which were used to reduce custodian fees.

(I)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or excise tax on income and capital gains.

(J)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K)   FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
LGT is the Fund's investment manager and administrator. The Fund pays investment management and administration fees at the following annualized rates: 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any

                        GT GLOBAL WORLDWIDE GROWTH FUND
state in which the Fund's shares are offered for sale, based on the average net asset value of the Fund.

GT Global, Inc. ("GT Global", formerly known as G.T. Global Financial Services, Inc.), an affiliate of LGT, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1995, GT Global retained $28,527 of such sales charges. Purchases of Class A Shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs of $4,493 for the year ended December 31, 1995. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSC, in accordance with the Fund's current prospectus. For the year ended December 31, 1995, GT Global collected CDSCs in the amount of $255,556. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

LGT and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to the maximum annual level of 2.25%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by LGT of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by LGT or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. The Transfer Agent also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

Effective July 1, 1995, LGT has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to LGT is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by LGT ("GT Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregated assets of the GT Funds. For the period ended December 31, 1995, the Fund paid fund accounting fees of $22,092 to LGT.

The Company pays each of its Trustees who is not an employee, officer or director of LGT, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

                        GT GLOBAL WORLDWIDE GROWTH FUND

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1995, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $191,266,449 and $252,366,205, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the year.

4. CAPITAL SHARES
At December 31, 1995, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                      YEAR ENDED                 YEAR ENDED
                                                                                  DECEMBER 31, 1995           DECEMBER 31, 1994
                                                                              --------------------------  -------------------------
                                                                                SHARES        AMOUNT        SHARES       AMOUNT
                                                                              -----------  -------------  ----------  -------------
CLASS A
Shares sold.................................................................    6,947,488  $ 112,415,112   5,542,867  $  94,463,212
Shares issued in connection with reinvestment of distributions..............      198,449      3,306,220     455,250      7,079,197
                                                                              -----------  -------------  ----------  -------------
                                                                                7,145,937    115,721,332   5,998,117    101,542,409
Shares repurchased..........................................................  (10,218,028)  (163,317,151) (5,352,193)   (90,753,350)
                                                                              -----------  -------------  ----------  -------------
Net increase (decrease).....................................................   (3,072,091) $ (47,595,819)    645,924  $  10,789,059
                                                                              -----------  -------------  ----------  -------------
                                                                              -----------  -------------  ----------  -------------


                                                                                      YEAR ENDED                 YEAR ENDED
                                                                                  DECEMBER 31, 1995           DECEMBER 31, 1994
                                                                              --------------------------  -------------------------
                                                                                SHARES        AMOUNT        SHARES       AMOUNT
                                                                              -----------  -------------  ----------  -------------
CLASS B
Shares sold.................................................................    1,002,715  $  15,948,611   2,513,641  $  43,054,428
Shares issued in connection with reinvestment of distributions..............       79,120      1,293,841     143,692      2,208,845
                                                                              -----------  -------------  ----------  -------------
                                                                                1,081,835     17,242,452   2,657,333     45,263,273
Shares repurchased..........................................................   (1,107,459)   (17,390,637)   (415,621)    (7,016,590)
                                                                              -----------  -------------  ----------  -------------
Net increase (decrease).....................................................      (25,624) $    (148,185)  2,241,712  $  38,246,683
                                                                              -----------  -------------  ----------  -------------
                                                                              -----------  -------------  ----------  -------------

                                                                                     JUNE 1, 1995
                                                                               (COMMENCEMENT OF SALE OF
                                                                               SHARES) TO DECEMBER 31,
                                                                                         1995
                                                                               ------------------------
                                                                                 SHARES       AMOUNT
                                                                               ----------  ------------
ADVISOR CLASS
Shares sold..................................................................     103,579  $  1,618,463
Shares issued in connection with reinvestment of distributions...............       2,669        44,576
                                                                               ----------  ------------
                                                                                  106,248     1,663,039
Shares repurchased...........................................................      (5,864)      (99,982)
                                                                               ----------  ------------
Net increase.................................................................     100,384  $  1,563,057
                                                                               ----------  ------------
                                                                               ----------  ------------

5. EXPENSE REDUCTIONS
LGT has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1995, the Fund's expenses were reduced by $73,201 under these arrangements.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $5,365,423 as capital gain dividends for the fiscal year ended December 31, 1995.

                        GT GLOBAL WORLDWIDE GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                        GT GLOBAL WORLDWIDE GROWTH FUND

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE